UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2015

STR Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34529	27-1023344
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

10 Water Street
Enfield, Connecticut	06082
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 272-4235

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 29, 2015, STR Holdings, Inc. (the “Company”) was notified by the New York Stock Exchange (the “NYSE”) that it was not in compliance with the continued listing standards set forth in Section 802.01B of the NYSE Listed Company Manual due to its failure to maintain an average global market capitalization over a consecutive 30 trading-day period of at least $15 million. The NYSE informed the Company that trading in the Company’s common stock has been suspended as of Tuesday, September 29, 2015. The NYSE also notified the Company that it intends to apply to the Securities and Exchange Commission to delist the Company’s common stock.

The Company expects that its common stock will be traded on the OTC Pink Marketplace beginning on Wednesday, September 30, 2015 under the ticker symbol “STRI.” The Company expects the transition of the Company’s common stock to the OTC Pink Marketplace will have no effect on the Company’s shares and the Company’s shareholders remain owners of the common stock and will be able to trade the stock on the OTC Pink Marketplace as of September 30, 2015. In addition, the transition to the OTC Pink Marketplace does not change the Company’s obligation to file periodic and other reports with the Securities and Exchange Commission under applicable federal securities laws. The Company is in the process of applying to the OTCQX Marketplace, which is the highest tier on the OTC Marketplace.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements may include words such as “anticipate,” “believe,” “expect,” “intend,” “may” and other words and terms of similar meaning, including in connection with any discussion of the timing or nature of future financial performance or other events. Such forward-looking statements are subject to certain risks and uncertainties, including whether a trading market for the Company’s common stock will exist on the OTC Marketplace and other factors disclosed by the Company from time to time in its filings with the SEC, including those described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. As a result of these factors, the Company’s actual results may differ materially from those indicated or implied by such forward-looking statements. Except as required by law, the Company disclaims any obligation to publicly update such statements.

Item 7.01 Regulation FD Disclosure.

On September 29, 2015, the Company issued a press release announcing the NYSE delisting determination described above. A copy of this press release is filed with this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

99.1                        Press release entitled “STR Holdings to Begin Trading On the OTC Pink Marketplace Under the Ticker Symbol “STRI”.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STR Holdings, Inc.

Date: September 29, 2015	By:	/s/ JOSEPH C. RADZIEWICZ
Joseph C. Radziewicz
Vice President, Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release entitled “STR Holdings to Begin Trading On the OTC Pink Marketplace Under the Ticker Symbol “STRI”.”